SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2005 (April 12, 2005)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia		30339

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     The information in this Item 2.20 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

     On April 12, 2005, the Company held a conference call during which the Company’s management announced, among other things, certain information regarding the Company’s anticipated revenue and cash position for the quarter ended March 31, 2005. An excerpt from the transcript of the conference call relating to such announcement is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired. None.

     (b) Pro Forma Financial Information. None.

     (c) Exhibits.

     The exhibit required to be filed with this Current Report is set forth on the Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer
and Executive Vice President

Dated: April 18, 2005

2

EXHIBIT INDEX

99.1	Excerpt from the transcript of the conference call held by the Company on April 12, 2005.